EXHIBIT 99

                              FOR IMMEDIATE RELEASE
                     CHARMING SHOPPES REPORTS THIRD QUARTER
                           NET INCOME OF $2.2 MILLION;
    PROVIDES EARNINGS PROJECTIONS FOR 4TH FISCAL QUARTER AND FISCAL YEAR 2004

Bensalem, PA, November 20, 2003 - Charming Shoppes, Inc. (NASDAQ:CHRS) the retail apparel chain specializing in women's plus-size apparel, today reported earnings and sales for the 3rd fiscal quarter ended November 1, 2003. The Company also provided earnings projections for the 4th fiscal quarter and fiscal year ending January 31, 2004.

3 Months Ended November 1, 2003
o For the three months ended November 1, 2003, net income was $2,159,000 or $0.02 per diluted share.
o For the corresponding period ended November 2, 2002, net loss was ($292,000) or ($0.00) per diluted share. Net loss includes a pre-tax restructuring credit in the amount of $1,351,000, ($824,000 after tax or $0.01 per diluted share), related to a restructuring charge recorded on January 28, 2002.
o Net sales for the three months ended November 1, 2003 decreased 2% to $530,291,000, compared to sales of $542,332,000 for the three months ended November 2, 2002. Comparable store sales for the corporation were flat during the three months ended November 1, 2003.
o The Company operated 2,257 stores at the end of the quarter ended November 1, 2003, compared to 2,340 stores at the end of the corresponding period last year.

9 Months Ended November 1, 2003
o For the nine months ended November 1, 2003, net income was $30,493,000 or $0.26 per diluted share. Net income includes pre-tax expense in the amount of $10,968,000 ($6,705,000 after tax or $0.05 per diluted share) related to the Company's Cost Reduction Plan, which was announced on March 18, 2003.
o For the corresponding period ended November 2, 2002, net income, before the cumulative effect of accounting changes, was $42,450,000 or $0.35 per diluted share, and includes a pre-tax restructuring credit in the amount of $1,351,000 ($824,000 after tax or $0.01 per diluted share), related to a restructuring charge recorded on January 28, 2002. Net loss, after the cumulative effect of accounting changes was ($6,648,000) or ($0.02) per diluted share.
o Net sales for the nine months ended November 1, 2003 decreased 6% to $1,700,033,000, compared to sales of $1,811,255,000 for the nine months ended November 2, 2002. Comparable store sales for the corporation decreased 3% during the nine months ended November 1, 2003.

Commenting on sales and earnings, Dorrit J. Bern, Chairman, Chief Executive Officer and President of Charming Shoppes, Inc., said, "Increases in gross margins and the continuation of the benefits of our cost reduction initiatives contributed to better than planned results for the quarter. We were pleased with the operating performance at Fashion Bug, which included positive comparable store sales of 6% for the quarter. Although our results for the 3rd quarter included negative comparable store sales results at Lane Bryant, we have seen improvement, quarter over quarter, and remain focused on continuing our progress in merchandise assortments."

Earnings Projections for 4th Fiscal Quarter and
Fiscal Year ending January 31, 2004
The Company has provided earnings projections for the 4th fiscal quarter, as well as the Company's current outlook on sales. For the 4th fiscal quarter, the Company projects earnings per share in a range of $0.03 - $0.05 per diluted share. This projection assumes flat to negative low single digit comparable store sales in November, and positive low single digit comparable store sales for the full quarter.

For the fiscal year ending January 31, 2004, the Company projects earnings per share in a range of $0.29 - $0.31 per diluted share. This projection includes pre-tax expenses of approximately $11,000,000 (or $0.05 cents per diluted share) related to the Company's Cost Reduction Plan, which was announced on March 18, 2003. For the fiscal year ending January 31, 2004, comparable store sales are projected in the range of negative low single digits.

Charming Shoppes, Inc. will host its 3rd Fiscal Quarter earnings conference call today at 9:15 am (EDT). To listen to the conference call, please dial 1-888-364-8748 followed by the passcode 2594# approximately 10 minutes prior to the scheduled event. The conference call will also be simulcast at http://www.charming.com/investor/conferencecalls.asp. The general public is invited to listen to the conference call via the webcast or the dial-in telephone number.

This press release, a transcript of prepared conference call remarks, and certain other financial and statistical information will be available, prior to today's conference call, on the Company's corporate website, www.charmingshoppes.com. An audio rebroadcast of the conference call will be accessible at http://www.charming.com/investor/conferencecalls.asp, following the live conference.

The conference call will be recorded on behalf of Charming Shoppes, Inc. and consists of copyrighted material. It may not be re-recorded, reproduced, transmitted or rebroadcast, in whole or in part, without the Company's express written permission. Accessing this call or the rebroadcast represents consent to these terms and conditions. Participation in this call serves as consent to having any comments or statements made appear on any transcript, broadcast or rebroadcast of this call.

At the end of the period, Charming Shoppes, Inc., operated 2,257 stores in 48 states under the names LANE BRYANT(R), FASHION BUG(R), FASHION BUG PLUS(R), and CATHERINE'S PLUS SIZES(R). During the nine months ended November 1, 2003, the Company opened 43, relocated 54, converted 8 and closed 38 stores. The Company ended the period with 1,068 Fashion Bug and Fashion Bug Plus stores, 719 Lane Bryant stores, and 470 Catherine's Plus Sizes stores, and approximately 15,866,000 square feet of leased space. Please visit www.charmingshoppes.com for additional information about Charming Shoppes, Inc.

This release contains and the conference call will contain certain forward-looking statements concerning the Company's operations, performance, and financial condition. These forward-looking statements include statements regarding future performance, including earnings, sales performance, the implementation of the cost reduction plan and other matters. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to: failure to achieve successful integrations, failure to successfully implement the restructuring plan and cost reductions, failure to successfully implement the Company's business plan for increased profitability and growth in the plus-size women's apparel business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, a weakness in overall consumer demand, failure to find suitable store locations, the ability to hire and train associates, trade restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow to the Company's retail stores from its centralized distribution facilities, competitive pressures, and the adverse effects of acts or threats of war, terrorism, or other armed conflict on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CONTACT:          Gayle M. Coolick
                  Director of Investor Relations
                  215-638-6955

                             CHARMING SHOPPES, INC.
                                   (Unaudited)

                                                                 3rd  Quarter            3rd  Quarter
                                                                     Ended                   Ended
                                                        Percent   November 1,   Percent   November 2,   Percent
(in thousands except per share amounts)                  Change       2003      of Sales    2002(a)     of Sales
                                                         ------       ----      --------    -------     --------
Net sales ..............................................   (2.2)%   $530,291     100.0 %   $542,332      100.0 %
                                                         ------     --------    --------   --------     --------
Cost of goods sold, buying, and occupancy ..............   (2.5)     381,154      71.9      391,047       72.1
Selling, general, and administrative ...................   (4.5)     141,719      26.7      148,323       27.3
Restructuring credit ................................... (100.0)           0       0.0       (1,351)      (0.2)
Expenses related to cost reduction plan (b) ............    NA           148       0.0            0        0.0
                                                         ------     --------    --------   --------     --------
Total operating expenses ...............................   (2.8)     523,021      98.6      538,019       99.2
                                                         ------     --------    --------   --------     --------
Income from operations .................................   68.6        7,270       1.4        4,313        0.8

Other income, principally interest .....................  (50.7)         344       0.1          698        0.1
Interest expense .......................................  (11.7)      (4,123)     (0.8)      (4,667)      (0.9)
                                                         ------     --------    --------   --------     --------
Income before income taxes .............................    NA         3,491       0.7          344        0.1
Income tax provision ...................................   99.5        1,341       0.3          672        0.2
                                                         ------     --------    --------   --------     --------
Income (loss) before minority interest .................    NA         2,150       0.4         (328)      (0.1)
Minority interest in net loss of consolidated subsidiary  (75.0)           9       0.0           36        0.0
                                                         ------     --------    --------   --------     --------
Net income (loss) ......................................    NA %    $  2,159       0.4 %   $   (292)      (0.1)%
                                                         ======     ========    ========   ========     ========

Basic net income (loss) per share ......................            $   0.02               $      -
Weighted average shares outstanding ....................             112,533                115,605

Net income (loss) per share, assuming dilution .........            $   0.02               $      -
Weighted average shares and equivalents outstanding ....             114,956                116,611

(a) Restated for the adoption of EITF 02-16, "Accounting by a Reseller for Cash Consideration Received from a
      Vendor" as of the beginning of fiscal year ended February 1, 2003.

(a) Expenses related to the Company's Cost Reduction Plan, announced on March 18, 2003. Expenses include lease termination and other related costs.


                                                                  Nine Months             Nine Months
                                                                     Ended                   Ended
                                                        Percent   November 1,   Percent   November 2,   Percent
(in thousands except per share amounts)                  Change       2003      of Sales    2002(a)     of Sales
                                                         ------       ----      --------    -------     --------
Net sales ..............................................   (6.1)% $1,700,033     100.0 %  $1,811,255     100.0 %
                                                         ------   ----------    --------  ----------    --------
Cost of goods sold, buying, and occupancy ..............   (5.1)   1,205,067      70.9     1,269,658      70.1
Selling, general, and administrative ...................   (7.6)     423,883      25.0       458,870      25.3
Restructuring credit ................................... (100.0)           0       0.0        (1,351)     (0.1)
Expenses related to cost reduction plan(b) .............    NA        10,968       0.6             0       0.0
                                                         ------   ----------    --------  ----------    --------
Total operating expenses ...............................   (5.1)   1,639,918      96.5     1,727,177      95.4
                                                         ------   ----------    --------  ----------    --------
Income from operations .................................  (28.5)      60,115       3.5        84,078       4.6

Other income, principally interest .....................  (29.7)       1,308       0.1         1,861       0.1
Interest expense .......................................  (31.3)     (11,777)     (0.7)      (17,147)     (0.9)
                                                         ------   ----------    --------  ----------    --------
Income before income taxes and cumulative effect of
accounting changes .....................................  (27.8)      49,646       2.9        68,792       3.8
Income tax provision ...................................  (28.1)      19,295       1.1        26,829       1.5
                                                         ------   ----------    --------  ----------    --------
Income before minority interest and cumulative effect
of accounting changes ..................................  (27.7)      30,351       1.8        41,963       2.3
Minority interest in net loss of consolidated subsidiary  (70.8)         142       0.0           487       0.0
                                                         ------   ----------    --------  ----------    --------
Income before cumulative effect of accounting changes ..  (28.2)      30,493       1.8        42,450       2.3
Cumulative effect of accounting changes, net of income t (100.0)           0       0.0       (49,098)     (2.7)
                                                         ------   ----------    --------  ----------    --------
Net income (loss) ......................................    NA %  $   30,493       1.8 %   $  (6,648)     (0.4)%
                                                         ======   ==========    ========  ==========    ========

Basic net income (loss) per share:
Income before cumulative effect of accounting changes ..          $     0.27               $    0.37
Cumulative effect of accounting changes ................                0.00                   (0.43)
                                                                  ----------               ---------
Net income (loss) ......................................          $     0.27               $   (0.06)
                                                                  ==========               =========
Weighted average shares outstanding ....................             112,438                 114,322

Net income (loss) per share, assuming dilution:
Income before cumulative effect of accounting changes ..          $     0.26               $    0.35
Cumulative effect of accounting changes ................                0.00                   (0.37)
                                                                  ----------               ---------
Net income (loss) ......................................          $     0.26               $   (0.02)
                                                                  ==========               =========
Weighted average shares and equivalents outstanding ....             128,759                 132,002

(a) Restated for the adoption of EITF 02-16, "Accounting by a Reseller for Cash Consideration Received from a Vendor."

(b) Expenses related to the Company's Cost Reduction Plan, announced on March 18, 2003. Expenses include workforce reduction costs, accelerated depreciation, lease termination, and other related costs.

                     CHARMING SHOPPES, INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                        November 1,    February 1,
(Dollars in thousands, except per-share amounts)                           2003           2003
                                                                           ----           ----
                                                                        (Unaudited)
ASSETS
Current assets
Cash and cash equivalents ..........................................   $    72,287    $   102,026
Available-for-sale securities ......................................        55,024         50,286
Merchandise inventories ............................................       408,170        286,472
Deferred taxes .....................................................        16,626         11,726
Prepayments and other ..............................................        64,123         77,504
                                                                       -----------    -----------
    Total current assets ...........................................       616,230        528,014
                                                                       -----------    -----------

Property, equipment, and leasehold improvements - at cost ..........       698,052        668,168
Less accumulated depreciation and amortization .....................       378,730        348,295
                                                                       -----------    -----------
    Net property, equipment, and leasehold improvements ............       319,322        319,873
                                                                       -----------    -----------

Trademarks and other intangible assets .............................       170,643        171,138
Goodwill ...........................................................        68,594         68,594
Available-for-sale securities ......................................        23,641         23,472
Other assets .......................................................        24,791         28,065
                                                                       -----------    -----------
Total assets .......................................................   $ 1,223,221    $ 1,139,156
                                                                       ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable ...................................................   $   195,553    $   147,952
Accrued expenses ...................................................       152,627        163,598
Income taxes payable ...............................................           801          7,144
Current portion - long-term debt ...................................        14,523         12,595
Accrued expenses related to cost reduction plan ....................         2,877              0
                                                                       -----------    -----------
    Total current liabilities ......................................       366,381        331,289
                                                                       -----------    -----------

Deferred taxes and other non-current liabilities ...................        61,986         43,188
Long-term debt .....................................................       200,588        203,045

Stockholders' equity
Common Stock $.10 par value:
    Authorized - 300,000,000 shares
    Issued - 125,446,267 shares and 125,149,242 shares, respectively        12,545         12,515
Additional paid-in capital .........................................       201,561        200,040
Treasury stock at cost - 12,265,993 shares .........................       (84,136)       (84,136)
Deferred employee compensation .....................................        (2,918)        (3,370)
Accumulated other comprehensive loss ...............................          (414)          (550)
Retained earnings ..................................................       467,628        437,135
                                                                       -----------    -----------
    Total stockholders' equity .....................................       594,266        561,634
                                                                       -----------    -----------
Total liabilities and stockholders' equity .........................   $ 1,223,221    $ 1,139,156
                                                                       ===========    ===========

                          (Subject to Reclassification)

                     CHARMING SHOPPES, INC. AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                          Thirty-nine Weeks Ended
                                                                        November 1,     November 2,
(In thousands)                                                             2003           2002(1)
                                                                           ----           ----
Operating activities
Net income (loss) ...................................................   $  30,493      $  (6,648)
Adjustments to reconcile net income (loss) to net cash
    provided by operating activities:
    Depreciation and amortization ...................................      56,714         58,263
    Write-down of Catherine's Goodwill ..............................           0         43,975
    Cumulative effect of capitalization of cash received from vendors           0          7,881
    Deferred income taxes ...........................................      11,015         (2,762)
    Loss from disposition of capital assets .........................       1,363          2,667
    Capitalized interest on conversion of convertible notes .........           0          3,026
    Other, net ......................................................        (142)          (487)
    Changes in operating assets and liabilities:
       Merchandise inventories ......................................    (121,698)       (81,985)
       Accounts payable .............................................      47,601         72,417
       Prepayments and other ........................................      13,252         (1,500)
       Accrued expenses and other ...................................      (8,007)        20,054
       Income taxes payable .........................................      (6,343)        15,990
       Accrued restructuring costs ..................................           0        (11,975)
       Accrued expenses related to cost reduction plan ..............       2,877              0
                                                                        ---------      ---------
Net cash provided by operating activities ...........................      27,125        118,916
                                                                        ---------      ---------


Investing activities
Investment in capital assets ........................................     (39,376)       (64,575)
Proceeds from sales of available-for-sale securities ................      24,971         15,973
Gross purchases of available-for-sale securities ....................     (30,075)       (31,193)
Proceeds from sales of capital assets ...............................           0            801
Decrease in other assets ............................................      (3,632)          (374)
                                                                        ---------      ---------
Net cash used in investing activities ...............................     (48,112)       (79,368)
                                                                        ---------      ---------

Financing activities
Proceeds from short-term borrowings .................................     173,213        362,358
Repayments of short-term borrowings .................................    (173,213)      (390,460)
Proceeds from long-term borrowings ..................................       1,053        164,000
Repayments of long-term borrowings ..................................     (10,792)       (81,296)
Payments of deferred financing costs ................................           0         (5,491)
Purchases of treasury stock .........................................           0        (84,136)
Proceeds from exercise of stock options .............................         987          5,093
                                                                        ---------      ---------
Net cash used in financing activities ...............................      (8,752)       (29,932)
                                                                        ---------      ---------

Increase (decrease) in cash and cash equivalents ....................     (29,739)         9,616
Cash and cash equivalents, beginning of period ......................     102,026         36,640
                                                                        ---------      ---------
Cash and cash equivalents, end of period ............................   $  72,287      $  46,256
                                                                        =========      =========

Non-cash financing and investing activities
Common stock issued on conversion of convertible notes ..............   $       0      $  92,131
                                                                        =========      =========
Equipment acquired through capital leases ...........................   $   9,210      $   2,850
                                                                        =========      =========

                          (Subject to Reclassification)